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                                                                     Exhibit 1.1

                                7,916,163 SHARES

                         COMMERCIAL VEHICLE GROUP, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                                  June [ ], 2005


CREDIT SUISSE FIRST BOSTON LLC,
ROBERT W. BAIRD & CO. INCORPORATED,
         As Representatives of the Several Underwriters
              c/o Credit Suisse First Boston LLC
                  Eleven Madison Avenue,
                      New York, NY 10010-3629


Dear Sirs:

         1. Introductory. Commercial Vehicle Group, Inc., a Delaware corporation ("COMPANY") proposes to issue and sell 1,500,000 shares of its Common Stock, par value $0.01 per share ("SECURITIES"), and the stockholders listed in Schedule A hereto ("SELLING STOCKHOLDERS") propose severally to sell an aggregate of 6,416,163 outstanding shares of the Securities (such 7,916,163 shares of Securities being hereinafter referred to as the "FIRM SECURITIES"), to the Underwriters (as defined below), for whom Credit Suisse First Boston LLC and Robert W. Baird & Co. Incorporated are acting as representatives (the "REPRESENTATIVES"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,187,424 additional shares of its Securities as set forth below (such 1,187,424 additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and the Selling Stockholders hereby agree with the several Underwriters named in Schedule B hereto ("UNDERWRITERS") as follows:

         2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-125626) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an


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         additional registration statement (the "ADDITIONAL REGISTRATION
         STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the

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         Act or (if no such filing is required) as included in a Registration
         Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof, or relating to the Selling Stockholders, furnished in writing to the Company by a Selling Stockholder specifically for use therein.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

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                  (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;
         all of the issued and outstanding capital stock or other equity interests of each subsidiary of the Company has been duly authorized and validly issued and, in the case of each subsidiary that is organized as a corporation, is fully paid and nonassessable; all capital contributions with respect to the outstanding membership interests of each subsidiary of the Company that is a limited liability company have been made to such subsidiary; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects (other than transfer restrictions imposed under applicable securities laws and liens granted to the lenders under the Revolving Credit and Term Loan Agreement dated as of August 10, 2004, among the Company, certain of its subsidiaries, U.S. Bank National Association, as administrative agent, Comerica Bank, as syndication agent, and the lenders party thereto, as amended).

                  (v) The entities listed on Schedule C hereto are the only subsidiaries of the Company.

                  (vi) No subsidiary, other than the subsidiaries indicated as "significant subsidiaries" on Schedule C hereto, as of December 31, 2004, was a "significant subsidiary" within the meaning of Regulation S-X under the Act.

                  (vii) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                  (viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (ix) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act that have not otherwise been complied with or waived.

                  (x) The Company's common stock is listed on The Nasdaq National Market.

                  (xi) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the

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         Company for the consummation of the transactions contemplated by this
         Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), and such as may be required under state securities laws or rules of the National Association of Securities Dealers, Inc. (the "NASD").

                  (xii) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (b) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (c) the charter or by-laws of the Company or any such subsidiary, other than, in the case of (a) and (b), conflicts or breaches that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xiv) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects the enforcement of which would reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them and no material default has occurred or is continuing under any material lease to which the Company or any of its subsidiaries is a party.

                  (xv) The Company and its subsidiaries possess adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except for such certificates, authorizations or permits the absence of which, individually or in the aggregate, would not have a Material Adverse Effect and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvi) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

                  (xvii) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual

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         property rights that, if determined adversely to the Company or any of its subsidiaries, which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

                  (xviii) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xix) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                  (xx) The financial statements, together with related notes, included in each Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in accordance with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding financial statement amounts.

                  (xxi) Each of the Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and
         (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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                  (xxii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xxiii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (xxiv) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (xxv) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, each plan which is intended to be qualified under Section 401 of the Code is so qualified; (B) each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; (C) neither the Company nor any of its subsidiaries maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); (D) each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance with the currently applicable provisions of ERISA and the Code; and (E) neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under
         Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

                  (xxvi) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES-OXLEY ACT"), including Section 402 related to loans and Sections 302 and 906 related to certifications, to the extent such sections are applicable.

         (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Selling Stockholder has (other than with respect to Offered Securities which underly outstanding options as to which such Selling Stockholder holds a valid and unencumbered title) and on the First Closing Date (as defined below) will have valid



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         and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities to be sold by such Selling Stockholder on the First Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

                  (ii) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities sold by such Selling Stockholder, except such as have been obtained and made under the Act and the Exchange Act and such as may be required under state securities laws or the rules of the NASD.

                  (iv) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

                  (v) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus did not include, or will not include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will not include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. This paragraph 2(b)(v) applies only to statements in or omissions from a Registration Statement or the Prospectus that relate to such Selling Stockholder and are based upon written information furnished to the Company by such Selling Stockholder specifically for use therein.

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                  (vi) The sale of the Offered Securities by such Selling
         Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                  (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $[ ] per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston LLC ("CSFB") in its discretion, in order to avoid fractions) obtained by multiplying 1,500,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders listed on Schedule D-1 (the "CUSTODIAL SELLING STOCKHOLDERS") hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements (the "CUSTODY AGREEMENTS") made with Hidden Creek Partners, as custodian ("CUSTODIAN"). The Selling Stockholders other than the Custodial Selling Stockholders (the "ONEX SELLING STOCKHOLDERS") have entered into an irrevocable power of attorney appointing Onex American Holdings II LLC as attorney-in-fact for each Onex Selling Stockholder, with full power and authority to act in the name of and for and on behalf of each such Onex Selling Stockholder with respect to all matters arising in connection with the sale of Securities by each such Onex Selling Stockholder.

         Each Custodial Selling Stockholder agrees that the shares represented by the certificates held in custody for the Custodial Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Custodial Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Custodial Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Custodial Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Custodial Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Company, the Custodian and the Onex Selling Stockholders will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFB drawn to the order of the Company in the case of 1,500,000



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shares of Firm Securities, the Custodian in the case of [    ] shares of Firm
Securities and Onex American Holdings II LLC in the case of [   ] shares of Firm
Securities, at the office of Cravath, Swaine & Moore LLP, at 10:00 A.M., New
York time, on [    ], 2005, or at such other time not later than seven full
business days thereafter as CSFB and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFB requests and will be made available for checking and packaging at the office of Cravath, Swaine & Moore LLP at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFB given to the Company from time to time (not to exceed three times) not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFB to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time (not to exceed three times) and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFB to the Company and the Selling Stockholders.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFB but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased from the Company on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFB drawn to the order of the Company with respect to the Optional Securities being so purchased on such Optional Closing Date, at the office of Cravath, Swaine & Moore LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFB requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of Cravath, Swaine & Moore LLP at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

         (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by CSFB, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Company will advise CSFB promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFB.

         (b) The Company will advise CSFB promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFB's consent; and the Company will also advise CSFB promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFB of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFB's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

         (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

         (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and one of which will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFB reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required to qualify to do business, consent to service of process or become subject to taxation in any jurisdiction in which it has not already done so.

         (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFB may reasonably request.

         (h) For the period specified below (the "LOCK-UP PERIOD"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives. The initial Lock-Up Period will commence on the date of this Agreement and continue for 90 days after the public offering date set forth on the final prospectus used to sell the Securities (the "PUBLIC OFFERING DATE") or such earlier date that the Representatives consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case, the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. Any Securities received upon exercise of options granted to the undersigned will also be subject to this paragraph 5(h). Any Securities acquired in the open market, and any Securities sold in the Offering pursuant to this Agreement, will not be subject to this paragraph 5(h). A transfer of Securities to a family member, trust or controlled affiliate may be made, provided the transferee agrees to be bound in writing by the terms of this paragraph 5(h). In addition, the Company may transfer Securities or securities convertible into or exchangeable or exercisable for Securities pursuant to a sale of 100% of the outstanding Securities (including, without limitation, in connection with a tender offer for such Securities or by way of merger of the Company with another person) to a third party or group of third parties that are not affiliates of the Company, provided that the third party or group of third parties agrees in writing to be bound by the restrictions set forth herein until such time as such third party or group of third parties has acquired 100% of the outstanding Securities of the Company.

         (i) The Company and each Selling Stockholder agree with the several Underwriters that the Company and such Selling Stockholder will pay all expenses incident to the performance of the obligations of the Company and such Selling Stockholder, as the case may be, under this Agreement; the Company will pay for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities (provided that the Underwriters and the Company shall be responsible for 75% and 25%, respectively, of all expenses related to the charter of aircraft in connection with attending or hosting such meetings) and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters and each Selling Stockholder will pay for any transfer taxes on the sale by such Selling Stockholder of the Offered Securities to the Underwriters. Nothing in this paragraph 5(i) amends or otherwise alters any existing agreement among the Company and the Selling Stockholders with respect to responsibilities for expenses in connection with the registration of the Offered Securities.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy in all material respects of the statements of Company officers made pursuant to the provisions hereof, to the performance in all material respects by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

         (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent certified public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) they have performed the procedures specified by the Public Company Accounting Oversight Board ("PCAOB") for a review of interim financial information as described in PCAOB Interim Standard AU 772, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                  (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                           (A) the unaudited financial statements included in
                  the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                           (B) at the date of the latest available balance sheet
                  read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in total debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                           (C) for the period from the closing date of the
                  latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants, or to a subsequent specified date not more than three business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period of the previous year, in consolidated revenue or net operating income in the total or per share amounts of consolidated net income;

         except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                  (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

                  (v) they have read the unaudited pro forma financial statements included in the Registration Statements, and after inquiries with certain officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that such financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
(iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

         (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFB. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFB. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (v) any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

         (d) The Representatives shall have received an opinion, dated such Closing Date, of Kirkland & Ellis LLP, counsel for the Company, substantially in the form of Exhibit A hereto.

         (e) If such Closing Date is the First Closing Date, the Representatives shall have received an opinion, dated such Closing Date, of Kirkland & Ellis LLP, counsel for the Selling Stockholders listed on Schedule D-2, in the form of Exhibit B hereto.

         (f) If such Closing Date is the First Closing Date, the Representatives shall have received an opinion, dated such Closing Date, of Kaye Scholer LLP, counsel for the Selling Stockholders listed on Schedule D-3, in the form of Exhibit C hereto.

         (g) [Intentionally omitted.]

         (h) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

         (j) The Representatives shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

         (k) The Representatives shall have received a certificate, dated such Closing Date, from Chad M. Utrup, Chief Financial Officer of the Company, substantially in the form of Exhibit E.

         (l) On or prior to the date of this Agreement, the Representatives shall have received lock-up letters from each of the executive officers and directors of the Company and each existing stockholder of the Company substantially in the form of Exhibit F.

         (m) The Custodian will deliver to CSFB a letter stating that they will deliver to each Custodial Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFB may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with (a) written information furnished to the Company by any Underwriter through the Representatives specifically for use therein or (b) written information furnished to the Company by the Selling Stockholders specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

         (b) Each Selling Stockholder, severally and not jointly will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person who controls such Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration

Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the fourth, twelfth and thirteenth paragraphs under the caption "Underwriting".

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof in writing; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection
(a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or such Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or such Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company or such Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or such Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no Selling Stockholder shall be required to contribute an amount in excess of the net proceeds from the offering actually received by such Selling Stockholder under this Agreement or to contribute any amount in respect of losses, claims, damages or liabilities that it would not be obligated to indemnify under Section 7(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         (g) The aggregate liability of each Selling Stockholder under the indemnity and contribution agreements contained in this Section 7 shall be limited to an amount equal to the net proceeds from the offering of the Securities provided hereunder actually received by such Selling Stockholder hereunder.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFB may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFB, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the several Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10.Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or faxed and confirmed to the Representatives at Eleven Madison Avenue, New York, NY 10010-3629,
Attention: Transactions Advisory Group, in the case of CSFB, and 777 East Wisconsin Avenue, Suite 2800, Milwaukee, WI 53202, Attention: [ ], in the case of Robert W. Baird & Co., Incorporated or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it at Commercial Vehicle Group, Inc., 6530 West Campus Way, New Albany, Ohio 43054, Attention: Mervin Dunn, President and Chief Executive Officer, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or faxed and confirmed to each of them at its respective address set forth on Schedule A hereto; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12.Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters. Hidden Creek Partners will act for the Custodial Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Hidden Creek Partners will be binding upon all the Custodial Selling Stockholders. Onex American Holdings II LLC will act for the Onex Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Onex American Holdings II LLC will be binding upon all the Onex Selling Stockholders.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Absence of Fiduciary Relationship. The Company and the Selling Stockholders acknowledge and agree that:

         (a) the Representatives have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Selling Stockholders and the Representatives have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company or the Selling Stockholders on other matters;

         (b) the price of the Offered Securities set forth in this Agreement was established by the Company and the Selling Stockholders following discussions and arms-length negotiations with the Representatives and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

         (c) they have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Stockholders and that the Representatives have no obligation to disclose such interests and transactions to the Company or the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and

         (d) they waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company or the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Stockholders, including stockholders, employees or creditors of the Company or the Selling Stockholders.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.


                                         Very truly yours,

                                         COMMERCIAL VEHICLE GROUP, INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         ONEX AMERICAN HOLDINGS II LLC,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         BOSTROM EXECUTIVE INVESTCO LLC,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         CVS EXECUTIVE INVESTCO LLC,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         ONEX DHC LLC,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         TRIM SYSTEMS EXECUTIVE INVESTCO LLC,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         TRIM SYSTEMS EXECUTIVE INVESTCO II LLC,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         BOSTROM PARTNERS LP,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1170821 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1170809 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1170812 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         KYZALEA COMPANY,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1170819 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         1170698 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1301449 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1352536 ONTARIO INC.

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1376653 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1352537 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         TIM DUNCANSON,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         3-G INVESTMENTS LIMITED,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         SERGE GOUIN,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         BRIAN KING,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         J.W.E. MINGO,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         ROBERT PRICHARD,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         1299039 ONTARIO INC.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         2668921 MANITOBA LTD.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         ONEX ADVISOR III LLC,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         CVS PARTNERS, LP,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         3062601 NOVA SCOTIA COMPANY,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         HIDDEN CREEK INDUSTRIES,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         AMON CANADIAN INVESTMENTS LTD.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         MHON CANADIAN INVESTMENTS LTD.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         BAIRD CAPITAL PARTNERS III L.P.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         BAIRD CAPITAL PARTNERS II L.P.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         BCP III AFFILIATES FUND L.P.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         BCP III SPECIAL AFFILIATES L.P.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         BCP II AFFILIATES FUND L.P.,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         S.A. JOHNSON,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         RANDOLPH STREET PARTNERS II,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         MARY-LOUISE R. JOHNSON TRUST,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         MICHAEL SZCZEPANSKI,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         JOHN C. READ,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         CLEVE S. BLUNT,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                         JAMES LINDSEY,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         FRANK LOLLI,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         CHAD M. UTRUP,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         MERVIN DUNN,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         JAMES F. WILLIAMS,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         ROBERT AVERITT,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         GERALD L. ARMSTRONG,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         DONALD P. LORRAINE,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         JEFFREY VOGEL,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         PATRICK TURNER,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         KEVIN RICHARDS,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                         ROBERT TAVENER,

                                              By
                                                --------------------------------
                                                Name:
                                                Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     CREDIT SUISSE FIRST BOSTON LLC


     By
       --------------------------------
       Name:
       Title:


     ROBERT W. BAIRD & CO. INCORPORATED


     By
       --------------------------------
       Name:
       Title:


       Acting on behalf of themselves and as the Representatives of the several Underwriters.

                                   SCHEDULE A


                                                                                        NUMBER OF FIRM
                                                                                          SECURITIES
               SELLING STOCKHOLDER                             ADDRESS                     TO BE SOLD
               -------------------                             -------                     ----------
                                                   c/o Onex Investment Corp.                 [ ]
Onex American Holdings II LLC                      712 Fifth Avenue
                                                   New York, NY 10019

Bostrom Executive Investco LLC                     c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

CVS Executive Investco LLC                         c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Onex DHC LLC                                       c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Trim Systems Executive Investco LLC                c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Trim Systems Executive Investco II LLC             c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Bostrom Partners LP                                c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1170821 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1170809 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1170812 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Kyzalea Company                                    c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1170819 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1170698 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]

                                                                                        NUMBER OF FIRM
                                                                                          SECURITIES
               SELLING STOCKHOLDER                             ADDRESS                     TO BE SOLD
               -------------------                             -------                     ----------
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1301449 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1352536 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1376653 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1352537 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Tim Duncanson                                      c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

3-G Investments Limited                            c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Serge Gouin                                        c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Brian King                                         c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

J.W.E. Mingo                                       c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Robert Prichard                                    c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

1299039 Ontario Inc.                               c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

2668921 Manitoba Ltd.                              c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Onex Advisor III LLC                               c/o Onex Investment Corp.                 [ ]

                                                                                        NUMBER OF FIRM
                                                                                          SECURITIES
               SELLING STOCKHOLDER                             ADDRESS                     TO BE SOLD
               -------------------                             -------                     ----------
                                                   712 Fifth Avenue
                                                   New York, NY 10019

CVS Partners, LP                                   c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

3062601 Nova Scotia Company                        c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Hidden Creek Industries                            4508 IDS Center                           [ ]
                                                   Minneapolis, MN 55402

AMON Canadian Investments Ltd.                     c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

MHON Canadian Investments Ltd.                     c/o Onex Investment Corp.                 [ ]
                                                   712 Fifth Avenue
                                                   New York, NY 10019

Baird Capital Partners III L.P.                    c/o Baird Capital Partners                [ ]
                                                   227 West Monroe Street
                                                   Suite 2200
                                                   Chicago, IL 60606
                                                   Attn: C. Andrew Brickman

Baird Capital Partners II L.P.                     c/o Baird Capital Partners                [ ]
                                                   227 West Monroe Street
                                                   Suite 2200
                                                   Chicago, IL 60606
                                                   Attn: C. Andrew Brickman

BCP III Affiliates Fund L.P.                       c/o Baird Capital Partners                [ ]
                                                   227 West Monroe Street
                                                   Suite 2200
                                                   Chicago, IL 60606
                                                   Attn: C. Andrew Brickman

BCP III Special Affiliates L.P.                    c/o Baird Capital Partners                [ ]
                                                   227 West Monroe Street
                                                   Suite 2200
                                                   Chicago, IL 60606
                                                   Attn: C. Andrew Brickman

BCP II Affiliates Fund L.P.                        c/o Baird Capital Partners                [ ]
                                                   227 West Monroe Street
                                                   Suite 2200
                                                   Chicago, IL 60606

                                                                                        NUMBER OF FIRM
                                                                                          SECURITIES
               SELLING STOCKHOLDER                             ADDRESS                     TO BE SOLD
               -------------------                             -------                     ----------
                                                   Attn: C. Andrew Brickman

S.A. Johnson                                       c/o OG Partners                           [ ]
                                                   294 Grove Lane East
                                                   Ste. 260
                                                   Wayzata, MN 55391

Randolph Street Partners II                        c/o Kirkland & Ellis LLP                  [ ]
                                                   200 E. Randolph Drive
                                                   Chicago, IL 60601

Mary-Louise R. Johnson Trust                       c/o Hidden Creek                          [ ]
                                                   4508 IDS Center
                                                   Minneapolis, MN 55402

Michael Szczepanski                                5104 N. Graham                            [ ]
                                                   Charlotte, NC 28269
John C. Read                                                     [ ]                         [ ]

Cleve S. Blunt                                                   [ ]                         [ ]

James Lindsey                                                    [ ]                         [ ]

Frank Lolli                                                      [ ]                         [ ]

Chad M. Utrup                                                    [ ]                         [ ]

Mervin Dunn                                                      [ ]                         [ ]

James F. Williams                                                [ ]                         [ ]

Robert Averitt                                                   [ ]                         [ ]

Gerald L. Armstrong                                              [ ]                         [ ]

Donald P. Lorraine                                               [ ]                         [ ]

Jeffrey Vogel                                                    [ ]                         [ ]

Patrick Turner                                                   [ ]                         [ ]

Kevin Richards                                                   [ ]                         [ ]

Robert Tavener                                                   [ ]                         [ ]
                                                                                         -----------
  Total                                                                                    6,416,163
                                                                                         ===========

                                   SCHEDULE B




                                                                                         NUMBER OF
                                                                                      FIRM SECURITIES
                                  UNDERWRITER                                         TO BE PURCHASED
                                  -----------                                         ---------------
Credit Suisse First Boston LLC...............................................                 [     ]
Robert W. Baird & Co. Incorporated...........................................                 [     ]
J.P. Morgan Securities Inc. .................................................                 [     ]
Lehman Brothers Inc. ........................................................                 [     ]
                                                                                      ---------------
                           Total.............................................               7,916,163
                                                                                      ===============

                                   SCHEDULE C

                 SUBSIDIARIES OF COMMERCIAL VEHICLE GROUP, INC.

                                  SCHEDULE D-1
                         CUSTODIAL SELLING STOCKHOLDERS

Baird Capital Partners III L.P.
Baird Capital Partners II L.P.
BCP III Affiliates Fund L.P.
BCP III Special Affiliates L.P.
BCP II Affiliates Fund L.P.
Chad M. Utrup
Cleve S. Blunt
Donald P. Lorraine
Frank Lolli
Gerald L. Armstrong
James Lindsey
James F. Williams
Jeffrey Vogel
John C. Read
Kevin Richards
Mervin Dunn
Patrick Turner
S.A. Johnson
Randolph Street Partners II
Robert Averitt
Robert Tavener
Mary-Louise R. Johnson Trust
Michael Szczepanski
Hidden Creek Industries

                                  SCHEDULE D-2
         SELLING STOCKHOLDERS COVERED BY OPINION OF KIRKLAND & ELLIS LLP

S.A. Johnson
Randolph Street Partners II
Mary-Louise R. Johnson Trust
Michael Szczepanski
John C. Read
Cleve S. Blunt
James Lindsey
Frank Lolli
Chad M. Utrup
Mervin Dunn
James F. Williams
Robert Averitt
Gerald L. Armstrong
Donald P. Lorraine
Jeffrey Vogel
Patrick Turner
Robert Tavener
Kevin Richards

                                  SCHEDULE D-3
           SELLING STOCKHOLDERS COVERED BY OPINION OF KAYE SCHOLER LLP

Onex American Holdings II LLC
Bostrom Executive Investco LLC
CVS Executive Investco LLC
Onex DHC LLC
Trim Systems Executive Investco LLC
Trim Systems Executive Investco II LLC
Bostrom Partners LP
1170821 Ontario Inc.
1170809 Ontario Inc.
1170812 Ontario Inc.
Kyzalea Company
1170819 Ontario Inc.
1170698 Ontario Inc.
1301449 Ontario Inc.
1352536 Ontario Inc.
1376653 Ontario Inc.
1352537 Ontario Inc.
Tim Duncanson
3-G Investments Limited
Serge Gouin
Brian King
J.W.E. Mingo
Robert Prichard
1299039 Ontario Inc.
2668921 Manitoba Ltd
Onex Advisor III LLC
CVS Partners, LP
3062601 Nova Scotia Company
AMON Canadian Investments Ltd.
MHON Canadian Investments Ltd.
Hidden Creek Industries
Baird Capital Partners III L.P.
Baird Capital Partners II L.P.
BCP III Affiliates Fund L.P.
BCP III Special Affiliates L.P.
BCP II Affiliates Fund L.P.

                                    EXHIBIT A

                         OPINION OF KIRKLAND & ELLIS LLP


                                 [SEE ATTACHED]

                                    EXHIBIT B

                         OPINION OF KIRKLAND & ELLIS LLP


                                 [SEE ATTACHED]

                                    EXHIBIT C

                           OPINION OF KAYE SCHOLER LLP


                                 [SEE ATTACHED]

                                                                       EXHIBIT E

                     CERTIFICATE OF CHIEF FINANCIAL OFFICER


                                                                 [       ], 2005

Credit Suisse First Boston LLC,
Robert W. Baird & Co. Incorporated,
         As representatives of the several underwriters
              c/o Credit Suisse First Boston LLC
                  Eleven Madison Avenue
                      New York, NY 10010

Dear Sirs:

         In 2002, Trim Systems Operating Corp., Commercial Vehicle Systems Holdings, Inc. and CVS Holdings Ltd. (the "Constituent Entities") dismissed their independent auditors, Arthur Andersen LLP ("Andersen") and engaged the services of Deloitte & Touche LLP ("Deloitte") as their new independent auditors for the fiscal year ending December 31, 2002. The boards of directors and audit committees of each of the Constituent Entities authorized the dismissal of Andersen and the engagement of Deloitte. Given this change in independent public accountants, you have asked me to provide you with certain information as of the date hereof in connection with the offering (the "Offering") of Common Stock, par value $0.01 per share (the "Securities") of the Company. To that end, in my capacity as Chief Financial Officer of the Company, I do hereby certify to the best of my knowledge based upon a review of the financial records and schedules of the Company made by me or members of my staff that:

         Nothing has come to my attention that would cause me to believe that the consolidated balance sheets of the Company as of December 31, 2000 and the related financial data included in the registration statement (No. 333-125626) on Form S-1 filed by the Company under the Securities Act of 1933 (the "Registration Statement") do not fairly represent the financial position of the Company and its subsidiaries in all material respects in conformity with accounting principles generally accepted in the United States.

         I, or members of my staff, have read the items marked on the attached copies of selected pages of the Registration Statement and have performed the following procedures, which were applied as indicated by the letters set forth below:

                  A. Agreed to or derived from the Constituent Entities' separate financial statements (which were individually audited by Andersen) which have been combined as a result of their merger, after giving effect to the required generally accepted accounting principles adjustments as a result of the merger of the Constituent Entities.

                  B. Proved the arithmetic accuracy based on amounts in or derived from the Constituent Entities' separate financial statements (which were individually audited by Andersen) which have been combined as a result of their merger, after giving effect to the required generally accepted accounting principles adjustments as a result of the merger of the Constituent Entities.

         This letter is being provided solely for the information of Credit Suisse First Boston LLC and Robert W. Baird & Co. Incorporated, as representatives of the underwriters, to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the Offering, and this letter is not to be used, circulated, quoted or otherwise referred to for any purpose.

         To evidence my certification as an officer of the Company of the foregoing information, I have set my hand to this letter on the date first written above.


                                          Very truly yours,


                                          COMMERCIAL VEHICLE GROUP, INC.,

                                             By
                                               ---------------------------------
                                                Name:    Chad M. Utrup
                                                Title:   Chief Financial Officer

                                                                       EXHIBIT F

                            FORM OF LOCK-UP AGREEMENT


                                                                   June   , 2005

Commercial Vehicle Group, Inc.
6530 West Campus Way
New Albany, Ohio 43054

Credit Suisse First Boston LLC
Robert W. Baird & Co. Incorporated
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
 (collectively, the "UNDERWRITERS")

c/o      Credit Suisse First Boston LLC
         Eleven Madison Avenue
         New York, NY  10010-3629

Dear Sirs:

         As an inducement to the Underwriters to execute the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), pursuant to which an offering (the "OFFERING") will be made of the common stock, par value $0.01 per share (the "SECURITIES") of Commercial Vehicle Group, Inc., and any successor (by merger or otherwise) thereto (the "COMPANY"), the undersigned hereby agrees that during the period specified in the following paragraph (the "LOCK-UP PERIOD"), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse First Boston LLC ("CSFB") and Robert W. Baird & Co. Incorporated ("BAIRD"). In addition, the undersigned agrees that, without the prior written consent of CSFB and Baird, it will not, during the Lock-Up Period, make any demand for, or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities except in connection with the Offering.

         The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 90 days after the public offering date set forth on the final prospectus used to sell the Securities (the "Public Offering Date") pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs (and, in the case of material news or material event, CSFB and Baird give the notice thereof to the Chief Financial Officer of the Company) or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results (which in the case of clause (2) must occur prior to the expiration of such 16-day period) or the occurrence of the material news or material event, as applicable, unless CSFB and Baird waive, in writing, such extension.

         Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement. Any Securities acquired by the undersigned in the open market and any Securities sold in the Offering pursuant to the Underwriting Agreement, will not be subject to this Agreement. A transfer of Securities (or other transaction of the types restricted in the first paragraph of this letter) to a family member, trust, affiliate of the undersigned, or a director, officer or employee of the undersigned or of an affiliate of the undersigned may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement. In addition, the undersigned may transfer Securities or securities convertible into or exchangeable or exercisable for Securities pursuant to a sale of 100% of the outstanding Securities (including, without limitation, in connection with a tender offer for such Securities or by way of merger of the Company with another person) to a third party or group of third parties that are not affiliates of the Company (and may make offers or enter into contracts with respect to such a transfer), provided that unless the third party or group is acquiring 100% of the outstanding Securities of the Company in a single transaction or concurrent transactions, the third party or group of third parties agrees in writing to be bound by the restrictions set forth herein until such time as such third party or group of third parties has acquired 100% of the outstanding Securities of the Company.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

         This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void (a) if the Underwriting Agreement or the obligation of the Underwriters to purchase Securities thereunder is terminated,
(b) if the registration statement filed with the SEC in respect of the Offering is withdrawn, (c) if the closing of the Offering pursuant to the Underwriting Agreement shall not have occurred on or before September 30, 2005 or (d) if, prior to the undersigned's execution and delivery of the Underwriting Agreement, the Company or Onex DHC LLC notifies CSFB and Baird in writing at the address set forth above (Attention: Transactions Advisory Group) that it does not then intend to pursue an offering of the Securities through CSFB and Baird as underwriters. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.



                                              Very truly yours,


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------